                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934





DATE OF REPORT (Date of earliest event reported):  December 2, 1998



                            AMB PROPERTY CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          CALIFORNIA                 001-13545                 94-3281941
------------------------------      ------------             -------------------
(State or other jurisdiction of     (Commission                (IRS Employer
incorporation or organization)      File Number)             Identification No.)



505 MONTGOMERY STREET , SAN FRANCISCO, CA                         94111
-----------------------------------------                       ----------
(Address of principal executive offices)                        (Zip code)



                                 (415) 394-9000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                            AMB PROPERTY CORPORATION
                                 CURRENT REPORT
                                       ON
                                    FORM 8-K



Item 5.  Other Events

         Subsequent to September 30, 1998, AMB Property Corporation (the "Company") has invested approximately $162 million in 40 industrial buildings aggregating 3.5 million rentable square feet and approximately $17 million in one retail center comprised of 0.1 million rentable square feet.

         The operating properties covered by the attached financial statements were acquired by AMB Property, L.P. and subsidiaries (the "Operating Partnership") from unrelated parties between July 31, 1998, and October 26, 1998. The Company owns a controlling approximate 95.1% general partnership interest in the Operating Partnership as of September 30, 1998. The Company is the sole general partner of the Operating Partnership and has the full, exclusive and complete responsibility and discretion in the management and control of the Operating Partnership. Therefore, the Company consolidates the Operating Partnership for financial reporting purposes. None of the acquisitions were individually material to Operating Partnership.

Item 7.  Financial Statements and Exhibits.


(a) (i) Combined Statements of Revenues and Certain Expenses for the Amberjack Portfolio

         Report of Independent Public Accountants
         Combined Statements of Revenues and Certain Expenses for the Amberjack
              Portfolio for the period from January 1, 1998 to July 31, 1998, (unaudited) and for the year ended December 31, 1997
         Notes to Combined Statements of Revenues and Certain Expenses for the
              Amberjack Portfolio for the period from January 1, 1998 to July 31, 1998, (unaudited) and for the year ended December 31, 1997

    (ii) Combined Statements of Revenues and Certain Expenses for the Willow Lake Portfolio

         Report of Independent Public Accountants
         Combined Statements of Revenues and Certain Expenses for the Willow
              Lake Portfolio for the period from January 1, 1998 to September 9,
              1998, (unaudited) and for the year ended December 31, 1997
         Notes to Combined Statements of Revenues and Certain Expenses for the
              Willow Lake Portfolio for the period from January 1, 1998 to
              September 9 1998, (unaudited) and for the year ended December 31, 1997

  (iii) Combined Statements of Revenues and Certain Expenses for the Willow Park Portfolio

         Report of Independent Public Accountants
         Combined Statements of Revenues and Certain Expenses for the Willow
              Park Portfolio for the period from January 1, 1998 to September 24, 1998, (unaudited) and for the year ended December 31, 1997
         Notes to Combined Statements of Revenues and Certain Expenses for the
              Willow Park Portfolio for period from January 1, 1998 to September 24, 1998, (unaudited) and for the year ended December 31, 1997

   (iv) Combined Statements of Revenues and Certain Expenses for the National Distribution Portfolio

         Report of Independent Public Accountants
         Combined Statements of Revenues and Certain Expenses for the National
              Distribution Portfolio for the period from January 1, 1998 to September 30, 1998, (unaudited) and for the year ended December 31, 1997

         Notes to Combined Statements of Revenues and Certain Expenses for the
              National Distribution Portfolio for the period from January 1, 1998 to September 30, 1998, (unaudited) and for the year ended December 31, 1997

     (v) Combined Statements of Revenues and Certain Expenses for the Mahwah Portfolio

         Report of Independent Public Accountants
         Combined Statements of Revenues and Certain Expenses for the Mahwah
              Portfolio for the period from January 1, 1998 to September 30, 1998 (unaudited) and for the year ended December 31, 1997
         Notes to Combined Statements of Revenues and Certain Expenses for the
              Mahwah Portfolio for the period from January 1, 1998 to September 30, 1998 (unaudited) and for the year ended December 31, 1997

 (b) Pro Forma Financial Information for AMB Property Corporation (Unaudited)

     Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1998

     Notes and adjustments to Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1998

     Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 1998

     Notes and adjustments to Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 1998

     Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1997

     Notes and adjustments to Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1997

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To AMB Property Corporation:

    We have audited the accompanying combined statement of revenues and certain expenses of the Amberjack Portfolio (as defined in Note 1) for the year ended December 31, 1997. This financial statement is the responsibility of the management of the Amberjack Portfolio. Our responsibility is to express an opinion on this financial statement based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission's rules and regulations, as described in Note 1, and is not intended to be a complete presentation of the revenues and expenses of the Amberjack Portfolio.

    In our opinion, the combined statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses of the Amberjack Portfolio for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                        ARTHUR ANDERSEN LLP

San Francisco, California,
July 9, 1998

                               AMBERJACK PORTFOLIO

              COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                         FOR THE YEAR ENDED DECEMBER 31,
                  1997 AND FOR THE PERIOD FROM JANUARY 1, 1998
                          TO JULY 31, 1998 (UNAUDITED)
                                 (IN THOUSANDS)

                                                 1997            1998
                                                ------        ----------
                                                              (UNAUDITED)
REVENUES
  Rental revenues ....................          $9,509          $5,908
  Other income .......................              18              16
                                                ------          ------
                                                 9,527           5,924
CERTAIN EXPENSES
  Property operating expenses ........           1,898             988
  Real estate taxes ..................           1,244           1,163
                                                ------          ------
                                                 3,142           2,151
                                                ------          ------
REVENUES IN EXCESS OF CERTAIN EXPENSES          $6,385          $3,773
                                                ======          ======

              The accompanying notes are an integral part of these
                         combined financial statements.

                               AMBERJACK PORTFOLIO

                    NOTES TO COMBINED STATEMENTS OF REVENUES
                              AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Properties Acquired

    The accompanying combined statements of revenues and certain expenses include the combined operations (see "Basis of Presentation" below) of the Amberjack Portfolio (the "Portfolio"). AMB Property Corporation and Subsidiaries (the "Company") acquired the Portfolio, which includes 44 industrial buildings aggregating approximately 2.1 million square feet (unaudited), from an unrelated party on July 31, 1998 for an initial purchase price of approximately $78,500 (unaudited).

Basis of Presentation

    The accompanying combined statements of revenues and certain expenses are not representative of the actual operations of the Portfolio for the periods presented. Certain expenses may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Portfolio; however, the Company is not aware of any material factors relating to the Portfolio that would cause the reported financial information not to be indicative of future operating results. Excluded expenses consist of interest, depreciation and amortization and other costs not directly related to the future operations of the Portfolio.

    The combined statements of revenues and certain expenses have been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission's rules and regulations.

    The financial information presented for the period from January 1, 1998 to July 31, 1998 is unaudited. In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the combined statement of revenues and certain expenses for the Portfolio.

Revenue Recognition

    All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

Uses of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the periods presented. Actual results could differ from those estimates.

2. LEASING ACTIVITY

    Future minimum rental income due under non-cancelable operating leases with tenants in effect as of December 31, 1997 is as follows:

1998......................................................   $  7,564
1999......................................................      5,376
2000......................................................      3,599
2001......................................................      2,522
2002......................................................      1,386
Thereafter................................................      1,169
                                                             --------
          Total...........................................   $ 21,616
                                                             ========

                               AMBERJACK PORTFOLIO

                    NOTES TO COMBINED STATEMENTS OF REVENUES
                              AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)

2. LEASING ACTIVITY (CON'T)


    In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $1,287 and $776 for the year ended December 31, 1997 and for the period from January 1, 1998 to July 31, 1998 (unaudited), respectively. Certain leases contain options to renew.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To AMB Property Corporation:

    We have audited the accompanying combined statement of revenues and certain expenses of the Willow Lake Portfolio (as defined in Note 1) for the year ended December 31, 1997. This financial statement is the responsibility of the management of the Willow Lake Portfolio. Our responsibility is to express an opinion on this financial statement based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission's rules and regulations, as described in Note 1, and is not intended to be a complete presentation of the revenues and expenses of the Willow Lake Portfolio.

    In our opinion, the combined statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses of the Willow Lake Portfolio for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                        ARTHUR ANDERSEN LLP

San Francisco, California,
July 21, 1998

                              WILLOW LAKE PORTFOLIO

              COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                         FOR THE YEAR ENDED DECEMBER 31,
                 1997 AND FOR THE PERIOD FROM JANUARY 1, 1998 TO
                          SEPTEMBER 9, 1998 (UNAUDITED)
                                 (IN THOUSANDS)

                                                 1997            1998
                                                ------        ----------
                                                              (UNAUDITED)
REVENUES
  Rental revenues ....................          $6,249          $4,493
  Other income .......................              19               8
                                                ------          ------
                                                 6,268           4,501
CERTAIN EXPENSES
  Property operating expenses ........             760             457
  Real estate taxes ..................             716             569
                                                ------          ------
                                                 1,476           1,026
                                                ------          ------
REVENUES IN EXCESS OF CERTAIN EXPENSES          $4,792          $3,475
                                                ======          ======

              The accompanying notes are an integral part of these
                         combined financial statements.

                              WILLOW LAKE PORTFOLIO

                    NOTES TO COMBINED STATEMENTS OF REVENUES
                              AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Properties Acquired

    The accompanying combined statements of revenues and certain expenses include the operations of the Willow Lake Portfolio (the "Portfolio") acquired by AMB Property Corporation and Subsidiaries (the "Company") from an unrelated party on September 9, 1998 for an initial purchase price of approximately $60,500 (unaudited), which includes the assumption of mortgages payable (see
Note 3). The Portfolio is located in the Memphis and Nashville, Tennessee and includes 12 industrial buildings comprising approximately 1.4 million rentable square feet (unaudited).

Basis of Presentation

    The accompanying combined statements of revenues and certain expenses are not representative of the actual operations of the Portfolio for the periods presented. Certain expenses may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Portfolio; however, the Company is not aware of any material factors relating to the Portfolio that would cause the reported financial information not to be indicative of future operating results. Excluded expenses consist of interest, depreciation and amortization and other costs not directly related to the future operations of the Portfolio.

    The combined statements of revenues and certain expenses have been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission's rules and regulations.

    The financial information presented for the period from January 1, 1998 to September 9, 1998 is unaudited. In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the combined statement of revenues and certain expenses for the Portfolio.

Revenue Recognition

    All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

Uses of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the periods presented. Actual results could differ from those estimates.

2. LEASING ACTIVITY

    Future minimum rental income due under non-cancelable operating leases with tenants in effect as of December 31, 1997 is as follows:

YEAR                                                      AMOUNT
----                                                     -------
1998.................................................    $ 6,423
1999.................................................      5,694
2000.................................................      4,547
2001.................................................      3,276
2002.................................................      1,315
Thereafter...........................................      2,798
                                                         -------
          Total......................................    $24,053
                                                         =======

                              WILLOW LAKE PORTFOLIO

                    NOTES TO COMBINED STATEMENTS OF REVENUES
                              AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


2. LEASING ACTIVITY (CON'T)

    In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $798 and $423 for the year ended December 31, 1997 and for the period from January 1, 1998 to September 9, 1998 (unaudited), respectively. Certain leases contain options to renew.

3. MORTGAGES PAYABLE

    In connection with the purchase of the Portfolio, the Company assumed certain mortgages payable with an aggregate principal value of $38,055 as of December 31, 1997. The mortgages payable require monthly principal and interest payments and are secured by deeds of trust on certain of the Portfolio properties. The mortgages payable bear interest at fixed rates ranging from 7.87% to 9.00% and are due between October 2002 and January 2011. The mortgages payable have various financial and non-financial covenants. The weighted-average fixed interest rate on this secured debt at December 31, 1997 was 8.10%.

    The scheduled maturities of the mortgages as of December 31, 1997 are as follows:

1998........................................    $    121
1999........................................         511
2000........................................         555
2001........................................         602
2002........................................       9,241
Thereafter..................................      27,025
                                                --------
          Total.............................    $ 38,055
                                                ========

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To AMB Property Corporation:

    We have audited the accompanying combined statement of revenues and certain expenses of the Willow Park Portfolio (as defined in Note 1) for the year ended December 31, 1997. This financial statement is the responsibility of the management of the Willow Park Portfolio. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission's rules and regulations, as described in Note 1, and is not intended to be a complete presentation of the revenues and expenses of the Willow Park Portfolio.

     In our opinion, the combined statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses of the Willow Park Portfolio for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                        ARTHUR ANDERSEN LLP

San Francisco, California,
June 8, 1998

                              WILLOW PARK PORTFOLIO

              COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                         FOR THE YEAR ENDED DECEMBER 31,
                 1997 AND FOR THE PERIOD FROM JANUARY 1, 1998 TO
                         SEPTEMBER 24, 1998 (UNAUDITED)
                                 (IN THOUSANDS)

                                                 1997             1998
                                                -------        ----------
                                                               (UNAUDITED)
REVENUES
  Rental revenues ....................          $10,119          $ 9,610

CERTAIN EXPENSES
  Property operating expenses ........              443              328
  Real estate taxes ..................            1,770            1,649
                                                -------          -------
                                                  2,213            1,977
                                                -------          -------
REVENUES IN EXCESS OF CERTAIN EXPENSES          $ 7,906          $ 7,633
                                                =======          =======

              The accompanying notes are an integral part of these
                         combined financial statements.

                              WILLOW PARK PORTFOLIO

                    NOTES TO COMBINED STATEMENTS OF REVENUES
                              AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Properties Acquired

     The accompanying combined statements of revenues and certain expenses include the operations of the Willow Park Portfolio (the "Portfolio") acquired by AMB Property Corporation and Subsidiaries (the "Company") from an unrelated party on September 24, 1998 for an initial purchase price of approximately $100,400 (unaudited), including the assumption of mortgages payable (see Note
3). The Portfolio is located in the San Francisco Bay Area and includes 21 industrial buildings comprising approximately 1.0 million rentable square feet (unaudited).

Basis of Presentation

    The accompanying combined statements of revenues and certain expenses are not representative of the actual operations of the Portfolio for the periods presented. Certain expenses may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Portfolio; however, the Company is not aware of any material factors relating to the Portfolio that would cause the reported financial information not to be indicative of future operating results. Excluded expenses consist of interest, depreciation and amortization and other costs not directly related to the future operations of the Portfolio.

    The combined statements of revenues and certain expenses have been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission's rules and regulations.

    The combined financial information presented for the period from January 1, 1998 to September 24, 1998 is unaudited. In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the combined statement of revenues and certain expenses for the Portfolio.

Revenue Recognition

    All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

Uses of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the periods presented. Actual results could differ from those estimates.

2. LEASING ACTIVITY

    Future minimum rental income due under non-cancelable operating leases with tenants in effect as of December 31, 1997 is as follows:

YEAR                                                  AMOUNT
----                                                 -------
1998..............................................   $  8,707
1999..............................................      8,291
2000..............................................      7,579
2001..............................................      6,976
2002..............................................      5,358
Thereafter........................................      3,387
                                                     --------
          Total...................................   $ 40,298
                                                     ========

                              WILLOW PARK PORTFOLIO

                    NOTES TO COMBINED STATEMENTS OF REVENUES
                              AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)

2. LEASING ACTIVITY (CON'T)

    In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $1,589 and $1,717 for the year ended December 31, 1997 and for the period from January 1, 1998 to September 24, 1998 (unaudited), respectively. Certain leases contain options to renew.

3. MORTGAGES PAYABLE

    In connection with the purchase of the Portfolio, the Company assumed certain mortgages payable with an aggregate principal value of $33,451 as of December 31, 1997. The mortgages payable require monthly principal and interest payments and are secured by deeds of trust on certain of the Portfolio properties. The mortgages payable bear interest at rates ranging from 7.85% to 8.59% and are due between August 2000 and May 2007. The mortgages payable have various financial and non-financial covenants. The weighted-average fixed interest rate on secured debt at December 31, 1997 was 8.33%.

    The scheduled maturities of the mortgages payable as of December 31, 1997 are as follows:

1998..............................................   $    366
1999..............................................      1,793
2000..............................................      7,455
2001..............................................        910
2002..............................................        998
Thereafter........................................     21,929
                                                     --------
          Total...................................   $ 33,451
                                                     ========

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To AMB Property Corporation:

     We have audited the accompanying combined statement of revenues and certain expenses of the National Distribution Portfolio (as defined in Note 1) for the year ended December 31, 1997. This financial statement is the responsibility of the management of the National Distribution Portfolio. Our responsibility is to express an opinion on this financial statement based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission's rules and regulations, as described in Note 1, and is not intended to be a complete presentation of the revenues and expenses of the National Distribution Portfolio.

     In our opinion, the combined statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses of the National Distribution Portfolio for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                        ARTHUR ANDERSEN LLP

San Francisco, California,
July 31, 1998

                         NATIONAL DISTRIBUTION PORTFOLIO

              COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                         FOR THE YEAR ENDED DECEMBER 31,
                 1997 AND FOR THE PERIOD FROM JANUARY 1, 1998 TO
                         SEPTEMBER 30, 1998 (UNAUDITED)
                                 (IN THOUSANDS)

                                                 1997           1998
                                                ------       ----------
                                                             (UNAUDITED)
REVENUES
  Rental revenues ....................          $8,633          $7,433
  Other income .......................              47              36
                                                ------          ------
                                                 8,680           7,469
CERTAIN EXPENSES
  Property operating expenses ........             811             878
  Real estate taxes ..................           1,116             804
                                                ------          ------
                                                 1,927           1,682
                                                ------          ------
REVENUES IN EXCESS OF CERTAIN EXPENSES          $6,753          $5,787
                                                ======          ======

   The accompanying notes are an integral part of these financial statements.

                         NATIONAL DISTRIBUTION PORTFOLIO

                    NOTES TO COMBINED STATEMENTS OF REVENUES
                              AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Properties Acquired

    The accompanying combined statements of revenues and certain expenses include the operations (see "Basis of Presentation" below) of the National Distribution Portfolio (the "Portfolio"). AMB Property Corporation (the "Company") acquired the Portfolio, which includes 24 industrial buildings aggregating 2.2 million square feet (unaudited), from an unrelated party on October 26, 1998 for an initial purchase price of approximately $92,500 (unaudited), which includes the assumption of mortgages payable (see Note 3).

Basis of Presentation

    The accompanying statements of revenues and certain expenses are not representative of the actual operations of the Portfolio for the periods presented. Certain expenses may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Portfolio; however, the Company is not aware of any material factors relating to the Portfolio that would cause the reported financial information not to be indicative of future operating results. Excluded expenses consist of interest, depreciation and amortization and other costs not directly related to the future operations of the Portfolio.

    The combined statements of revenues and certain expenses have been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission's rules and regulations.

    The financial information presented for the nine months ended September 30, 1998 is unaudited. In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the combined statement of revenues and certain expenses for the Portfolio.

Revenue Recognition

    All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

Uses of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the periods presented. Actual results could differ from those estimates.

2. LEASING ACTIVITY

    Future minimum rental income due under non-cancelable operating leases with tenants in effect as of December 31, 1997 is as follows:

YEAR                                                  AMOUNT
----                                                 -------
1998..............................................   $  8,298
1999..............................................      7,807
2000..............................................      5,897
2001..............................................      4,470
2002..............................................      3,167
Thereafter........................................      5,747
                                                     --------
          Total...................................   $ 35,386
                                                     ========

                         NATIONAL DISTRIBUTION PORTFOLIO

                    NOTES TO COMBINED STATEMENTS OF REVENUES
                              AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


2. LEASING ACTIVITY (CON'T)

    In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $1,010 and $926 for the year ended December 31, 1997 and for the nine months ended September 30, 1998 (unaudited), respectively. Certain leases contain options to renew.

3. MORTGAGES PAYABLE

    In connection with the purchase of the Portfolio, the Company assumed certain mortgages payable with an aggregate principal value of $28,991 as of December 31, 1997. The mortgages payable require monthly principal and interest payments and are secured by deeds of trust on certain of the Portfolio properties. The mortgages payable bear interest at rates ranging from 7.20% to 8.45% and are due between January 2003 and December 2007. The mortgages payable have various financial and non-financial covenants. The weighted-average fixed interest rate on secured debt at December 31, 1997 was 7.97%.

    The scheduled maturities of the mortgages payable as of December 31, 1997 are as follows:

1998..............................................   $    577
1999..............................................        625
2000..............................................        677
2001..............................................        733
2002..............................................        794
Thereafter........................................     25,585
                                                     --------
          Total...................................   $ 28,991
                                                     ========

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To AMB Property Corporation:

     We have audited the accompanying combined statement of revenues and certain expenses of the Mawah Portfolio (as defined in Note 1) for the year ended December 31, 1997. This financial statement is the responsibility of the management of the Mawah Portfolio. Our responsibility is to express an opinion on this financial statement based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall combined financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission's rules and regulations, as described in Note 1, and is not intended to be a complete presentation of the revenues and expenses of the Mawah Portfolio.

    In our opinion, the combined statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses of the Mawah Portfolio for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                        ARTHUR ANDERSEN LLP

San Francisco, California,
July 31, 1998

                                 MAWAH PORTFOLIO

              COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                   AND FOR THE PERIOD FROM JANUARY 1, 1998 TO
                         SEPTEMBER 30, 1998 (UNAUDITED)
                                 (IN THOUSANDS)

                                                 1997            1998
                                                ------          ------
                                                              (UNAUDITED)
REVENUES
  Rental revenues ....................          $4,094          $3,111
  Other income .......................             293             171
                                                ------          ------
                                                 4,387           3,282
CERTAIN EXPENSES
  Property operating expenses ........             195             131
  Real estate taxes ..................             190             143
                                                ------          ------
                                                   385             274
                                                ------          ------
REVENUES IN EXCESS OF CERTAIN EXPENSES          $4,002          $3,008
                                                ======          ======

The accompanying notes are an integral part of these combined financial statements.

                                 MAWAH PORTFOLIO

                    NOTES TO COMBINED STATEMENTS OF REVENUES
                              AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Properties Acquired

     The accompanying combined statements of revenues and certain expenses include the combined operations (see "Basis of Presentation" below) of the Mawah Portfolio (the "Property"). AMB Property Corporation and Subsidiaries (the "Company") acquired the Property from an unrelated party on October 8, 1998 for an initial purchase price of approximately $41,900 (unaudited). The Property is located in Mawah, New Jersey, and includes seven industrial buildings aggregating 579,029 rentable square feet (unaudited).

Basis of Presentation

    The accompanying combined statements of revenues and certain expenses are not representative of the actual operations of the Property for the periods presented. Certain expenses may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Property; however, the Company is not aware of any material factors relating to the Property that would cause the reported financial information not to be indicative of future operating results. Excluded expenses consist of interest, depreciation and amortization and other costs not directly related to the future operations of the Property.

    The combined statements of revenues and certain expenses have been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission's rules and regulations.

    The financial information presented for the nine months ended September 30, 1998 is not audited. In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the combined statement of revenues and certain expenses for the Property.

Revenue Recognition

    All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

Uses of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the periods presented. Actual results could differ from those estimates.

2. LEASING ACTIVITY

    Future minimum rental income due under non-cancelable operating leases with tenants in effect as of December 31, 1997 is as follows:

1998......................................................   $  4,031
1999......................................................      4,128
2000......................................................      4,044
2001......................................................      3,964
2002......................................................      3,889
Thereafter................................................     11,165
                                                             --------
          Total...........................................   $ 31,221
                                                             ========

                                 MAWAH PORTFOLIO

                    NOTES TO COMBINED STATEMENTS OF REVENUES
                              AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


2. LEASING ACTIVITY (CON'T)

    In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $293 and $171 for the year ended December 31, 1997 and for the nine months ended September 30, 1998 (unaudited), respectively. Certain leases contain options to renew.

                            AMB PROPERTY CORPORATION

                   PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

BACKGROUND

    The accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 1998 has been prepared to reflect: (i) the acquisition of properties subsequent to September 30, 1998, (ii) the sale of Series B Preferred Units and the application of the net proceeds therefrom and (iii) the sale of Series C Preferred Units and the application of the net proceeds therefrom as if such transactions and adjustments had occurred on September 30, 1998. The accompanying unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1997 and the nine months ended September 30, 1998 have been prepared to reflect: (i) the incremental effect of the acquisition of properties during 1998 and 1997, (ii) the incremental effect of the disposition or partial disposition of properties during 1997, (iii) the IPO and Formation Transactions, (iv) pro forma debt and other adjustments resulting from the sale of Senior Debt Securities, the sale of Series A Preferred Shares, the sale of Series B Preferred Units and the sale of Series C Preferred Units and the application of the resulting net proceeds and (v) certain other adjustments as if such transactions and adjustments had occurred on January 1, 1997 and were carried forward through September 30, 1998.

    These unaudited pro forma condensed consolidated statements should be read in connection with the historical consolidated financial statements and notes thereto included in AMB Property Corporation's December 31, 1997 Form 10-K and September 30, 1998 Form 10-Q. In the opinion of management, the pro forma condensed consolidated financial information provides for all adjustments necessary to reflect the effects of the IPO and Formation Transactions, the sale of Senior Debt Securities, the sale of Series A Preferred Shares, the sale of Series B Preferred Units and the sale of Series C Preferred Units and the application of the resulting net proceeds therefrom, property acquisitions and dispositions and certain other transactions.

    The pro forma information is unaudited and is not necessarily indicative of the consolidated results that would have occurred if the transactions and adjustments reflected therein had been consummated in the period or on the date presented, or on any particular date in the future, nor does it purport to represent the financial position, results of operations or changes in cash flows for future periods.

                            AMB PROPERTY CORPORATION

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1998
                            (UNAUDITED, IN THOUSANDS)


                                                                                  PREFERRED
                                                              PROPERTY              UNIT
                                         COMPANY(1)        ACQUISITIONS(2)       OFFERINGS(3)           PRO FORMA
                                         ----------        ---------------       ------------          ----------
ASSETS
Investments in real estate, net .......  $3,247,217          $  190,628           $       --           $3,437,845
Cash and cash equivalents .............      33,206              (7,294)                  --               25,912
Other assets ..........................      46,850                  --                   --               46,850
                                         ----------          ----------           ----------           ----------
         Total assets .................  $3,327,273          $  183,334           $       --           $3,510,607
                                         ==========          ==========           ==========           ==========
LIABILITIES AND STOCKHOLDERS'
EQUITY
Secured debt ..........................  $  701,602          $   52,068           $       --           $  753,670
Unsecured credit facilities ...........     205,000             119,633             (169,825)             154,808
Senior debt securities ................     400,000                  --                   --              400,000
Other liabilities .....................     109,606                  --                   --              109,606
                                         ----------          ----------           ----------           ----------
         Total liabilities ............   1,416,208             171,701             (169,825)           1,418,084
                                         ----------          ----------           ----------           ----------
Minority interests ....................     144,389              11,633              169,825              325,847
                                         ----------          ----------           ----------           ----------
Stockholders' Equity
  Series A Preferred Stock ............      96,100                  --                   --               96,100
  Common Shares .......................         859                  --                   --                  859
  Additional paid-in capital ..........   1,669,717                  --                   --            1,669,717
  Retained earnings ...................          --                  --                   --                   --
                                         ----------          ----------           ----------           ----------
         Total equity .................   1,766,676                  --                   --            1,766,676
                                         ----------          ----------           ----------           ----------
         Total liabilities and
           stockholder's equity .......  $3,327,273          $  183,334           $       --           $3,510,607
                                         ==========          ==========           ==========           ==========

                            AMB PROPERTY CORPORATION

                       NOTES AND ADJUSTMENTS TO PRO FORMA
                      CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1998
                       (UNAUDITED, DOLLARS IN THOUSANDS)

    1. Reflects the historical consolidated balance sheet of AMB Property Corporation as of September 30, 1998. See the historical consolidated financial statements and notes thereto included in AMB Property Corporation's September 30, 1998 Form 10-Q.

    2. Reflects property acquisitions subsequent to September 30, 1998 for an estimated total purchase price of approximately $190,628, including estimated acquisition costs. The Company has funded these acquisitions through (i) borrowings under its Credit Facility of approximately $119,633 (ii) cash on hand of approximately $7,294, (iii) the assumption of approximately $52,068 in secured debt and (iv) joint venture co-investment contributions of $11,633. Property acquisitions include the following properties:

PROPERTY NAME                                ACQUISITION PRICE
-------------                                -----------------
Porete Avenue Warehouse...................       $ 15,624
Mawah Portfolio...........................         41,876
National Distribution Portfolio...........         92,465
South Point Business Park.................         23,266
Around Lenox..............................         17,397
                                                 --------
                                                 $190,628
                                                 ========

    3. Reflects the effect of (i) the sale of Series B Preferred Units by AMB Property, L.P. (the "Operating Partnership") in the amount of $65,000, resulting in net proceeds of approximately $63,075 after payment of approximately $1,925 of offering and commission costs, (ii) the sale of Series C Preferred Units by AMB Property II, L.P. (owned 99% by the Operating Partnership and 1% by a wholly owned subsidiary of the Company) in the amount of $110,000, resulting in net proceeds of approximately $106,750 after payment of approximately $3,250 of offering and commission costs and (iii) the repayment of borrowings under the Credit Facility of approximately $169,825 using the net proceeds of the sale of the Series B Preferred Units and Series C Preferred Units.

                            AMB PROPERTY CORPORATION

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
              (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)


                                                                1998 PROPERTY         PREFERRED
                                            COMPANY(1)         ACQUISITIONS(2)       OFFERINGS(3)          PRO FORMA
                                           ------------         ------------         ------------         ------------
REVENUES
Rental revenue ..........................  $    251,844         $     51,071         $         --         $    302,915
Interest and other income ...............         3,016                2,988                   --                6,004
                                           ------------         ------------         ------------         ------------
          Total revenues ................       254,860               54,059                   --              308,919
                                           ------------         ------------         ------------         ------------
OPERATING EXPENSES
Real estate taxes and property
operating expenses ......................        67,637               11,723                   --               79,360
Interest expense ........................        47,105                   --               19,207               66,312
Depreciation and amortization ...........        40,052                7,507                   --               47,559
General, administrative and other . .....         8,694                   --                   --                8,694
                                           ------------         ------------         ------------         ------------
          Total operating expenses ......       163,488               19,230               19,207              201,925
                                           ------------         ------------         ------------         ------------
Income from operations before
minority interests ......................        91,372               34,829              (19,207)             106,994
Minority interests' share of net
  income ................................        (6,615)              (2,384)             (11,423)             (20,422)
                                           ------------         ------------         ------------         ------------
          Net income ....................        84,757               32,445              (30,630)              86,572(4)
Preferred stock dividends ...............        (1,514)                  --               (4,861)              (6,375)
                                           ------------         ------------         ------------         ------------
Net income available to common
  stockholders ..........................  $     83,243         $     32,445         $    (35,491)        $     80,197
                                           ============         ============         ============         ============
Net income per common share
  Basic .................................  $       0.97                                                   $       0.93
                                           ============                                                   ============
  Diluted ...............................  $       0.97                                                   $       0.93
                                           ============                                                   ============
Weighted average common shares
outstanding
  Basic .................................    85,874,513                                                     85,874,513
                                           ============                                                   ============
  Diluted ...............................    86,252,923                                                     86,252,923
                                           ============                                                   ============


                            AMB PROPERTY CORPORATION

                       NOTES AND ADJUSTMENTS TO PRO FORMA
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
              (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

    1. Reflects the historical consolidated operations of AMB Property Corporation for the nine months ended September 30, 1998. See the historical consolidated financial statements and notes thereto included in AMB Property Corporation's September 30, 1998 Form 10-Q.

    2. The following reflects the incremental effects of properties acquired subsequent to December 31, 1997 based on the historical operations of such properties for the periods prior to acquisition by the Company:


                                                            REAL ESTATE TAXES       REVENUES IN
                                                               AND PROPERTY          EXCESS OF
                                             RENTAL AND          OPERATING            CERTAIN
                                           OTHER REVENUES         EXPENSES           EXPENSES
                                           --------------   -----------------        ---------
Cascade ..............................       $     44            $    (11)            $     33
Wilsonville ..........................            167                 (41)                 126
Atlanta South Phase II ...............            116                 (30)                  86
Boston Industrial Portfolio ..........          2,853                (108)               2,745
Mansfield Industrial Portfolio .......             71                  (2)                  69
Orlando Central Park .................            804                (260)                 544
Jamesburg Property ...................          1,466                (543)                 923
Corporate Park Industrial ............            757                (130)                 627
Minneapolis Industrial Portfolio......            592                (230)                 362
Houston Service Center ...............            706                (249)                 457
Meadowridge Business Park ............          1,058                (238)                 820
Northwest Business Center ............            323                 (75)                 248
Forbes ...............................             --                  --                   --
Southfield ...........................             --                  --                   --
Crysen Corridor Warehouse ............            247                 (63)                 184
Garland Industrial Portfolio .........          1,966                (412)               1,554
Suffolk ..............................            165                 (42)                 123
Minnetonka Industrial Portfolio ......          2,022                (768)               1,254
Alsip Industrial .....................            374                (106)                 268
Suffolk Industrial ...................            444                (112)                 332
Chemway Industrial ...................            688                (140)                 548
Amberjack Portfolio...................          5,924              (2,151)               3,773
Willow Lake Portfolio ................          4,501              (1,026)               3,475
Willow Park Portfolio ................          9,610              (1,977)               7,633
Porete Avenue Warehouse...............          1,318                (263)               1,055
Mawah Portfolio ......................          3,282                (274)               3,008
National Distribution Portfolio ......          7,469              (1,682)               5,787
South Point Business Park.............          1,764                (170)               1,594
Northridge ...........................            108                 (43)                  65
Totem Lake Malls .....................            758                (277)                 481
Around Lenox .........................          1,474                (300)               1,174
                                             --------           ---------             --------
                                             $ 51,071           $ (11,723)            $ 39,348
                                             ========           =========             ========

    Five of the property acquisitions, Jamesburg Property, Corporate Park Industrial, Garland Industrial Portfolio, Minnetonka Industrial Portfolio and South Point Business Park, represent a joint venture with a client of AMB Investment Management in which the Company owns a controlling 50.0005% interest. The joint venture acquisitions are accounted for on a consolidated basis and, accordingly, minority interest of $2,384 has been reflected relative to these acquisitions.

    Two of the acquisitions above, Forbes and Southfield, represent the purchase of vacant buildings which are in the process of being leased. As such, no property operations have been reflected in the accompanying pro forma statement of operations relative to these acquisitions.

    Also reflects the acquisition of a non-controlling unconsolidated limited partnership interest in an existing real estate joint venture which owns the DuPage Elk Grove Property. As such, the Company's incremental share of equity in earnings of this joint venture of $2,988 is included in interest and other income in the accompanying pro forma statement of operations.

    Also reflects the estimated incremental depreciation and amortization of the 1998 property acquisitions based on estimated useful lives of 40 years.

    3. Reflects an adjustment to derive pro forma interest expense, which is based upon the pro forma debt balances as of September 30, 1998. The calculation of pro forma interest expense is as follows:

Secured debt, pro forma balance of $737,752 (before
  premium of  $15,918), assumed interest rate of 7.90% ....       $ 43,712

Credit Facility, pro forma balance of $154,808, assumed
  interest rate of 6.53% ..................................          7,582

Senior Debt Securities, pro forma balance of $400,000,
  weighted average interest rate of 7.175% ................         21,525

Amortization of debt premium, actual amounts amortized
  during the period .......................................         (2,664)

Amortization of deferred financing costs, $6,434 balance,
  3 to 17 year terms ......................................            743

Unused Credit Facility fees, unused pro forma balance of
  $345,192, fee of 0.15% ..................................            388

Capitalized interest, actual amounts capitalized during
  the period ..............................................         (4,974)
                                                                  --------

Pro forma interest expense ................................       $ 66,312
                                                                  ========

    The net change in interest expense is the result of the repayment of borrowings on the Credit Facility of approximately $394,466 with the net proceeds from the sale of the Senior Debt Securities (see below) and approximately $267,000 from the sale of Series A Preferred Shares, the sale of Series B Preferred Units and sale of the Series C Preferred Units offset by borrowings on the Credit Facility related to property acquisitions and the assumption of secured debt in connection with property acquisitions.

    In June 1998, the Operating Partnership issued $400,000 aggregate principal amount of unsecured notes ("Senior Debt Securities") in an underwritten public offering, of which the net proceeds of approximately $394,466 were contributed to the Operating Partnership and used to repay amounts outstanding under the Credit Facility. The Senior Debt Securities mature in June 2008. June 2015 and June 2018 and bear interest at a weighted average rate of 7.18%.

    Also reflects the payment of pro forma Series A Preferred Stock dividends at a dividend rate of 8.5%, Series B Preferred Unit distributions at a distribution rate of 8.625% and Series C Preferred Unit distributions at a distribution rate of 8.75%.

    4. The pro forma taxable income of the Company for the twelve months ended September 30, 1998 is approximately $108,919, which is based upon pro forma income from operations of approximately $115,847, plus book depreciation and amortization of approximately $58,401 less other book/tax differences of approximately $7,409 and less tax depreciation and amortization of approximately $57,920

                            AMB PROPERTY CORPORATION

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
              (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)



                                                            AMB                                                         IPO AND
                                                        CONTRIBUTED         1997 PROPERTY      1997 PROPERTY          FORMATION
                                      COMPANY(1)       PROPERTIES(2)       ACQUISITIONS(3)      DISPOSITIONS(4)     TRANSACTIONS(5)
                                    ------------       -------------       --------------      ---------------      --------------
REVENUES
Rental revenue ..............       $     26,465        $    207,391        $     47,554        $(     1,200)       $      2,455
Interest and other income ...             29,597               1,217                 176                  --             (28,981)
                                    ------------        ------------        ------------        ------------        ------------
        Total revenues ......             56,062             208,608              47,730              (1,200)            (26,526)
                                    ------------        ------------        ------------        ------------        ------------
OPERATING EXPENSES
Real estate taxes and
  property operating
  expenses ..................              8,899              72,452              10,815                (363)            (10,325)
Interest expense ............              3,528              45,009                  --                 (75)             (3,033)
Depreciation and
  amortization ..............              4,195              32,616                  --                (157)              9,232
General, administrative and
  other .....................             20,555                 823                  --                  --             (13,400)
                                    ------------        ------------        ------------        ------------        ------------
        Total operating
          expenses ..........             37,177             150,900              10,815                (595)            (17,526)
                                    ------------        ------------        ------------        ------------        ------------
Income from operations before
  disposal of real estate and
  minority interests ........             18,885              57,708              36,915                (605)             (9,000)
Gain on disposal of real
  estate ....................                 --                 360                  --                (360)                 --
                                    ------------        ------------        ------------        ------------        ------------
Income from operations before
  minority interests ........             18,885              58,068              36,915                (965)             (9,000)
Minority interests' share of
  net income ................               (657)               (884)               (296)                 --              (2,558)
                                    ------------        ------------        ------------        ------------        ------------
Net income ..................             18,228              57,184              36,619                (965)            (11,558)
Preferred Stock Dividends ...                 --                  --                  --                  --
                                    ------------        ------------        ------------        ------------        ------------
Net income available to
  common stockholders .......       $     18,228        $     57,184        $     36,619        $       (965)       $    (11,558)
                                    ============        ============        ============        ============        ============
Net income per common share
  Basic .....................       $       1.39
                                    ============
  Diluted ...................       $       1.38
                                    ============
Weighted average common
shares outstanding

  Basic .....................         13,140,218
                                    ============
  Diluted ...................         13,168,036
                                    ============



                                   1997 AS       1998 PROPERTY      PREFERRED
                                  ADJUSTED      ACQUISITIONS(6)   OFFERINGS(7)     PRO FORMA
                                ------------    --------------    ------------   ------------
REVENUES
Rental revenue.............     $    282,665       $100,261         $     --     $    382,926
Interest and other income..            2,009          5,086               --            7,095
                                ------------       --------         --------     ------------
        Total revenues.....          284,674        105,347               --          390,021
                                ------------       --------         --------     ------------
OPERATING EXPENSES
Real estate taxes and
  property operating
  expenses.................           81,478         24,508               --          105,986
Interest expense...........           45,429             --           46,076           91,505
Depreciation and
  amortization.............           45,886         15,674               --           61,560
General, administrative and
  other....................            7,978             --               --            7,978
                                ------------       --------         --------     ------------
        Total operating
          expenses.........          180,771         40,182           46,076          267,029
                                ------------       --------         --------     ------------
Income from operations before
  disposal of real estate and
  minority interests.......          103,903         65,165          (46,076)         122,992
Gain on disposal of real
  estate...................               --             --               --               --
                                ------------       --------         --------     ------------
Income from operations before
  minority interests.......          103,903         65,165          (46,076)         122,992
Minority interests' share of
  net income...............           (4,395)        (5,996)         (15,231)         (25,622)
                                ------------       --------         --------     ------------
Net income.................           99,508         59,169          (61,307)          97,370
Preferred Stock Dividends..               --             --           (8,500)          (8,500)
                                ------------       --------         --------     ------------
Net income available to
  common stockholders......     $     99,508       $ 59,169         $(69,807)    $     88,870
                                ============       ========         ========     ============
Net income per common share
  Basic....................     $       1.16                                     $       1.03
                                ============                                     ============
  Diluted..................     $       1.15                                     $       1.03
                                ============                                     ============
Weighted average common
shares outstanding
  Basic....................       85,874,513                                       85,874,513
                                ============                                     ============
  Diluted..................       86,156,556                                       86,156,556
                                ============                                     ============

                            AMB PROPERTY CORPORATION

                       NOTES AND ADJUSTMENTS TO PRO FORMA
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
              (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

    1. Reflects the historical consolidated operations of AMB Property Corporation (the "Company") for the period from November 26, 1997 to December 31, 1997 and the historical operations of AMB Institutional Realty Advisors, Inc. ("AMB") for the period January 1, 1997 to November 25, 1997. See the historical consolidated financial statements and notes included in the Company's December 31, 1997, Form 10-K thereto of AMB Property Corporation included elsewhere in this Prospectus.

    2. Reflects the historical combined operations of the AMB Contributed Properties for the period from January 1, 1997 to November 25, 1997.

    3. Reflects the incremental effects of properties acquired during the year ended December 31, 1997 based on the historical operations of such properties for periods prior to acquisition by the Company or the owners of the AMB Contributed Properties. Below is a summary of the incremental effect of such properties:

                                                  REAL ESTATE
                                                   TAXES AND
                                                    PROPERTY       REVENUES IN
                                    RENTAL         OPERATING        EXCESS OF
PROPERTY ACQUIRED                  REVENUES         EXPENSES    CERTAIN EXPENSES
-----------------                  --------       ------------  ----------------
Shady Oak .....................    $    326        $    (70)       $    256
Metric Center .................         635             (50)            585
Southfield ....................         171             (40)            131
Atlanta South Phase II ........         109             (57)             52
O'Hare Industrial Portfolio
  (Ardmore) ...................         265             (74)            191
Windsor Court .................         151             (53)             98
Beacon Building 8 .............         765            (180)            585
Greenleaf .....................         177             (74)            103
Boulden .......................       1,070            (269)            801
Mid-Atlantic Business Center...       1,537            (414)          1,123
Brittania Business Park .......       1,058            (212)            846
Rockford Road .................          64              (6)             58
Patuxent ......................         509            (113)            396
Executive .....................         588            (175)            413
Acer Distribution .............         716            (129)            587
Cabot Industrial Portfolio ....      22,995          (4,775)         18,220
Cabot Business Park ...........       4,734            (895)          3,839
Manhattan Village .............       5,467          (1,928)          3,539
Weslayan Plaza ................       3,259            (990)          2,269
Silicon Valley R&D Portfolio...       2,958            (311)          2,647
                                   --------        --------        --------
                                   $ 47,554        $(10,815)       $ 36,739
                                   ========        ========        ========

    One of the acquisitions above, Manhattan Village, represents the acquisition of a property and the formation of several joint ventures that own the property, in which the Company owns a 90% interest. The joint venture is accounted for on a consolidated basis, and accordingly, a 10% minority interest has been reflected relative to this acquisition.

    4. Reflects the incremental effects of the disposition or partial disposition of properties during 1997, based upon the historical operations of such properties.

    5. Reflects the effects of the application of purchase accounting as a result of the IPO and Formation Transactions, resulting in pro forma expense adjustments as follows: (i) an increase in depreciation expense of $9,232, (ii) the reclassification of certain property-related expenses from general and administrative expense to property operating expense (due to the internalization of management) of approximately $5,196 and (iii) a net increase in general, administrative and other expenses of $5,958, after reclassification of property-related expenses. Such changes are based upon actual expenses incurred during 1997 adjusted for (a) the estimated changes in costs due to operating as a public entity including investor relations, accounting and legal fees and other costs related to the internalization of management and (b) certain reclassifications to reflect the Company's new organizational structure as a result of the IPO. Estimated depreciation and amortization has been based upon asset lives of 5 to 40 years.

    Also reflects the elimination of advisory fees charged by the Company's predecessor, AMB, to the owners of the AMB Contributed Properties of $15,521 (excluding approximately $2,027 in real estate acquisition fees paid to AMB which have been accounted for as acquisition costs by the owners of the AMB Contributed Properties and accordingly capitalized as investments in real estate). Also reflects the elimination of investment management and advisory fees earned by AMB of $28,756 and related expenses of $19,358 resulting from the change in the Company's operations from an investment manager to a real estate operating company.

    Also reflects an adjustment to historical interest expense to derive 1997 as adjusted interest expense, which is based upon the Company's debt balances as of December 31, 1997. The calculation of 1997 as adjusted interest expense is as follows:

Secured debt, balance of $517,366 (before premium of
  $18,286), assumed interest rate of 7.82% ..................................  $ 40,458
Credit Facility, balance of $150,000, assumed interest
  rate of 6.90% .............................................................    10,350
Amortization of debt premium, $18,286 balance, 8 year term ..................    (2,924)
Amortization of financing costs, $900 balance, 3 year term ..................       300
Unused Credit Facility fees, unused balance of
  $350,000, fee of 0.20% ....................................................       700
Capitalized interest, average historical construction
  in process of  $48,303, overall weighted average interest rate of 7.5% ....    (3,455)
                                                                               --------
1997 as adjusted interest expense ...........................................  $ 45,429
                                                                               ========

    Also reflects an adjustment to record rental revenues on a straight-line basis for the Properties from January 1, 1997, the assumed date of acquisition by the Company. Rental income has not been included for any properties for periods prior to completion of their construction and availability for occupancy. The pro forma straight-line rent adjustment for the year ended December 31, 1997 is calculated as the difference between (i) pro forma straight-line rental revenues of $5,447 and (ii) historical straight-line rental revenues of $2,992.

    Also reflects an adjustment to reflect the incremental effect of establishing the Company's investment in AMB Investment Management, the income from which is included in interest and other income. The pro forma operations of AMB Investment Management and the Company's share of AMB Investment Management's net income based upon its 95% economic interest are as follows:

Advisory revenues............................  $  5,487
General and administrative expenses..........    (4,465)
Depreciation and amortization................       (72)
                                               --------
Income before income taxes...................       950
Income taxes (at assumed effective tax
   rate of 40%)..............................      (380)
                                               --------
Income before minority interest..............       570
Minority interest............................       (17)
                                               --------
Net income...................................  $    553
                                               --------
Company's share of net income................  $    525
                                               ========

    Advisory revenues consist of actual fees earned by AMB for the period from January 1, 1997 to November 25, 1997 from the assets that are managed by AMB Investment Management and the actual results of AMB Investment Management for the period from November 26, 1997 to December 31, 1997.

    General and administrative expenses consist of direct costs and indirect costs allocated to AMB Investment Management by the Company. Such indirect costs have been allocated based upon the percentage of total assets managed by AMB Investment Management.

    In addition to its share of AMB Investment Management's net income, the Company received an acquisition fee for acquisition services provided to AMB Investment Management in 1997. The pro forma fee for 1997 amounts to $750.

    6. The following reflects the incremental effects of properties acquired subsequent to December 31, 1997 based on the historical operations of such properties for the periods prior to acquisitions by the Company:


                                                         REAL ESTATE TAXES     REVENUES IN
                                                           AND PROPERTY          EXCESS OF
                                           RENTAL AND        OPERATING            CERTAIN
                                         OTHER REVENUES      EXPENSES            EXPENSES
                                         --------------  -----------------       --------
Cascade .................................  $  1,065           $   (259)          $    806
Wilsonville .............................     2,026               (500)             1,526
Atlanta South Phase II ..................       773               (200)               573
Boston Industrial Portfolio .............    10,403               (802)             9,601
Mansfield Industrial Portfolio ..........       343                (12)               331
Orlando Central Park ....................     3,249             (1,069)             2,180
Jamesburg Property ......................     6,774             (2,510)             4,264
Corporate Park Industrial ...............     3,241               (572)             2,669
Minneapolis Industrial Portfolio . ......     2,468               (881)             1,587
Houston Service Center ..................     2,739               (965)             1,774
Meadowridge Business Park ...............     4,105               (923)             3,182
Northwest Business Center ...............     1,253               (292)               961
Forbes ..................................        --                 --                 --
Southfield ..............................        --                 --                 --
Crysen Corridor Warehouse ...............       536               (113)               423
Garland Industrial Portfolio ............     4,159               (961)             3,198
Suffolk .................................       655               (221)               434
Minnetonka Industrial Portfolio .........     4,294             (1,622)             2,672
Alsip Industrial ........................       725               (204)               521
Suffolk Industrial ......................       853               (214)               639
Chemway Industrial ......................     1,391               (242)             1,149
Amberjack Portfolio .....................     9,527             (3,142)             6,385
Willow Lake Portfolio ...................     6,268             (1,476)             4,792
Willow Park Portfolio ...................    10,119             (2,213)             7,906
Porete Avenue Warehouse .................     1,756               (350)             1,406
Mawah Portfolio .........................     4,387               (385)             4,002
National Distribution Portfolio .........     8,680             (1,927)             6,753
South Point Business Park ...............     2,352               (227)             2,125
Northridge ..............................     1,332               (534)               798
Totem Lake Malls ........................     2,822             (1,292)             1,530
Around Lenox ............................     1,966               (400)             1,566
                                           --------           --------           --------
                                           $100,261           $(24,508)          $ 75,753
                                           ========           ========           ========

    Five of the property acquisitions, Jamesburg Property, Corporate Park Industrial, Garland Industrial Portfolio, Minnetonka Industrial Portfolio and South Point Business Park, represent joint ventures with a client of AMB Investment Management in which the Company owns a controlling 50.0005% interest. The joint venture acquisitions are accounted for on a consolidated basis and, accordingly, a minority interest of $5,996 has been reflected relative to these acquisitions.

    Also reflects the acquisition of a non-controlling limited partnership interest in an existing real estate joint venture which owns the DuPage Elk Grove Property. As such, the Company's share of equity in earnings of this joint venture of $5,086 is included in interest and other income in the accompanying pro forma statement of operations.

    Also reflects estimated incremental depreciation and amortization of the 1998 property acquisitions based on estimated useful lives of 40 years.

    7. Reflects an adjustment to derive pro forma interest expense, which is based upon the pro forma debt balances as of September 30, 1998. The calculation of pro forma interest expense is as follows:

Secured debt, pro forma balance of $737,752 (before
  premium of $15,918), assumed interest rate of 7.90% .............   $ 58,282

Credit Facility, pro forma balance of $154,808, assumed
  interest Rate of 6.53% ..........................................     10,109

Senior Debt Securities, pro forma balance of $400,000,
  weighted average interest rate of 7.175% ........................     28,700

Amortization of deferred financing costs, $6,434 balance,
  3 to 17  year terms .............................................        990

Amortization of debt premium, $15,918 balance, 8 year term ........     (2,976)
Unused Credit Facility fees, unused pro forma balance of
  $345,192, fee of 0.15% ..........................................        518

Capitalized interest, actual amounts capitalized during
  the period ......................................................     (4,118)
                                                                      --------
  Pro forma interest expense ......................................   $ 91,505
                                                                      ========

    The net change in interest expense is the result of the repayment of borrowings on the Credit Facility of approximately $394,466 with the net proceeds from the sale of Senior Debt Securities (see below) and approximately $267,000 from the sale of Series A Preferred Shares, Series B Preferred Units and sale of the Series C Preferred Units offset by borrowings on the Credit Facility related to property acquisitions and the assumption of secured debt in connection with the property acquisitions.

    In June 1998, the Operating Partnership issued $400,000 aggregate principal amount of unsecured notes ("Senior Debt Securities") in an underwritten public offering, the net proceeds of $394,466 were contributed to the Operating Partnership and used to repay amounts outstanding under the Credit Facility. The Senior Debt Securities mature in June 2008, June 2015 and June 2018 and bear interest at a weighted average rate of 7.18%

    Also reflects the payment of pro forma Series A Preferred Stock dividends at a dividend rate of 8.5%, the Series B Preferred Unit distributions as a distribution rate of 8.625% and Series C Preferred Unit distributions at a distribution rate of 8.75%.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               AMB PROPERTY CORPORATION
                                     (Registrant)



Date: December 1, 1998         By:   /s/ MICHAEL A. COKE
      ----------------               --------------------------------
                                     Michael A. Coke
                                     Senior Vice President and Director of
                                     Financial Management and Reporting
                                     (Principal Accounting Officer)